                                                                     EXHIBIT 1.1
                           FEDERAL-MOGUL CORPORATION

                                Preferred Stock

                             UNDERWRITING AGREEMENT



                 1. Introductory. Federal-Mogul Corporation, a Michigan corporation ("Company"), proposes to issue and sell from time to time shares of its preferred stock (the "Preferred Stock Shares") or Depositary Shares (as defined below) (the Preferred Stock Shares and the Depositary Shares each referred to herein as the "Registered Securities") registered under the registration statement referred to in Section 2(a). If the Prospectus (as defined in Section 2 hereof) so provides, the Preferred Stock Shares shall be deposited by the Company against delivery of receipts (the "Depositary Receipts") to be issued by the bank or trust company named in the Prospectus as the depositary (such bank or trust company being referred to herein as the "Depositary") under a Deposit Agreement, to be dated as of the date specified in the Prospectus (the "Deposit Agreement"), among the Company, the Depositary and the holders from time to time of the Depositary Receipts issued thereunder. Such Depositary Receipts will evidence Depositary Shares (the "Depositary Shares") and each Depositary Share will represent the fractional interest in a Preferred Stock Share specified in the Prospectus. If the Preferred Stock Shares are not to be represented by Depositary Receipts, then all references herein to Depositary Receipts, Depositary Shares and to any agreements, instruments or persons related thereto shall be disregarded and all opinions (or portions thereof) and other documents relating to the foregoing shall be deemed to be deleted from this Agreement for purposes of the related Terms Agreement. The Registered Securities may be issued in one or more series, which series may vary as to dividend rates, redemption provisions, selling prices and other terms, with all such terms for any particular series of the Registered Securities being determined at the time of sale. Particular series of the Registered Securities will be sold pursuant to a Terms Agreement referred to in Section 3, for resale in accordance with terms of offering determined at the time of sale.

                 The Registered Securities involved in any such offering are hereinafter referred to as the "Firm Securities". The firm or firms which agree to purchase the Firm Securities are hereinafter referred to as the "Underwriters" of such Firm Securities, and the representative or representatives of the Underwriters, if any, specified in a Terms Agreement referred to in Section 3 are hereinafter referred to as the "Representatives"; provided, however, that if the Terms Agreement does not specify any representative of the Underwriters, the term "Representatives", as used in this Agreement (other than in Sections 2(b), 5(d) and 6 and the second sentence of Section 3), shall mean the Underwriters. If specified in such Terms Agreement, the Company may grant to the Underwriters the right to purchase at the election of the Representatives an additional number of shares specified in such Terms Agreement as provided in Section 3 hereof (the "Optional Securities"). The Firm Securities and the Optional Securities, if any, which the Underwriters elect to purchase pursuant to Section 3 hereof, are herein collectively referred to as the "Securities".

                 2. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each Underwriter that:

                 (a) A registration statement (No. 33-51265), including a prospectus, relating to the Registered Securities has been filed with the Securities and Exchange Commission ("Commission") and has become effective. Such registration statement, as amended at the time of any Terms Agreement referred to in Section 3, is hereinafter referred to as the "Registration Statement", and the prospectus included in such Registration Statement, as supplemented as contemplated by Section 3 to reflect the terms of the Securities and the terms of offering thereof, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("Rule 424(b)") under the Securities Act of 1933 ("Act"), including all material incorporated by reference therein, is hereinafter referred to as the "Prospectus".

                 (b) On the effective date of the registration statement relating to the Registered Securities, such registration statement conformed in all respects to the requirements of the Act and the rules and regulations of the Commission ("Rules and Regulations") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and on the date of each Terms Agreement referred to in Section 3, the Registration Statement and the Prospectus will conform in all respects to the requirements of the Act and the Rules and Regulations, and neither of such documents will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, except that the foregoing does not apply to statements in or omissions from any of such documents based upon written information furnished to the Company by any Underwriter through the Representatives, if any, specifically for use therein.

                 3. Purchase and Offering of Securities. The obligation of the Underwriters to purchase the Firm Securities will be evidenced by an exchange of telegraphic or other written communications ("Terms Agreement") at the time the Company determines to sell the Firm Securities. The Terms Agreement will incorporate by reference the provisions of this Agreement, except as otherwise provided therein, and will specify the firm or firms which will be Underwriters, the names of any Representatives, the number of Firm Securities to be purchased by each Underwriter, the purchase price to be paid by the Underwriters and the terms of the Securities not already specified, including, but not limited to, dividend rate, any redemption provisions and any sinking fund requirements and whether any of the Securities may be sold to institutional investors pursuant to Delayed Delivery Contracts (as defined below). The Terms Agreement will also specify the time and date of delivery of the Firm Securities and payment (such time and date, or such other time not later than seven full business days thereafter as the Representatives and the Company agree as the time for payment and delivery, being herein and in the Terms Agreement referred to as the "First Closing Date"), the place of delivery and payment and any details of the terms of offering that should be reflected in the prospectus supplement relating to the offering of the Firm Securities. In addition, the Company may specify in the Terms Agreement applicable to any Firm Securities that the Company grants to the Underwriters the right (an "Over-allotment Option") to purchase at their election up to the number of Optional Securities set forth in the Terms Agreement. Upon written notice from the Representatives given to the Company not more than 30 days subsequent to the date of the initial public offering of the Securities, the Underwriters may purchase all or less than all of the Optional Securities, which shall be at the purchase price per Security to be paid for the Firm Securities. Such Optional Securities shall be purchased for the account of each Underwriter in the same proportion as the number of shares of Firm Securities set forth opposite such Underwriter's name bears to the total number of shares of Firm Securities (subject to adjustment by the Representatives to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities. No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered.
The right to purchase the Optional Securities or any portion thereof may be surrendered and terminated at any time upon notice by the Representatives to the Company.

                 The time for the delivery of and payment for the Optional Securities, being herein referred to as the "Second Closing Date", which may be the First Closing Date (the First Closing Date and the Second Closing Date, if any, being sometimes referred to as a "Closing Date"), shall be determined by the Representatives but shall be not earlier than two nor later than seven business days after written notice of election to purchase Optional Securities is given. The Company will deliver the Optional Securities to the Representatives for the accounts of the several Underwriters against payment of the purchase price therefor by certified or official bank check or checks in the funds specified in the Terms Agreement with respect to payment for the Firm Securities and will be made available for checking and packaging at a reasonable time in advance of the Second Closing Date.

                 The obligations of the Underwriters to purchase the Securities will be several and not joint. It is understood that the Underwriters propose to offer the Securities for sale as set forth in the Prospectus. The certificates for the Securities delivered to the Underwriters on the Closing Date will be in definitive form, in such denominations and registered in such names as the Underwriters may request.

                 If the Terms Agreement provides for sales of Securities pursuant to delayed delivery contracts, the Company authorizes the Underwriters to solicit offers to purchase Securities pursuant to delayed delivery contracts substantially in the form of Annex I attached hereto ("Delayed Delivery Contracts") with such changes therein as the Company may authorize or approve. Delayed Delivery Contracts are to be with institutional investors, including commercial and savings banks, insurance companies, pension funds, investment companies and educational and charitable institutions. On the Closing Date the Company will pay, as compensation, to the Representatives for the accounts of the Underwriters, the fee set forth in such Terms Agreement in respect of the number of shares of Securities to be sold pursuant to Delayed Delivery Contracts ("Contract Securities"). The Underwriters will not have any responsibility in respect of the validity or the performance of Delayed Delivery Contracts. If the Company executes and delivers Delayed Delivery Contracts, the Contract Securities will be deducted from the Securities to be purchased by the several Underwriters and the aggregate number of shares of Securities to be purchased by each Underwriter will be reduced pro rata in proportion to the number of shares of Securities set forth opposite each Underwriter's name in such Terms Agreement, except to the extent that the Representatives determine that such reduction shall be otherwise than pro rata and so advise the Company. The Company will advise the Representatives not later than the business day prior to the Closing Date of the number of shares of Contract Securities.

                 4. Certain Agreements of the Company. The Company agrees with the several Underwriters that it will furnish to Sullivan & Cromwell, counsel for the Underwriters, one signed copy of the registration statement relating to the Registered Securities, including all exhibits, in the form it became effective and of all amendments thereto and that, in connection with each offering of Securities:

                 (a) The Company will file the Prospectus with the Commission pursuant to and in accordance with Rule 424(b)(2) (or, if applicable and if consented to by the Representatives, subparagraph (5)) not later than the second business day following the execution and delivery of the Terms Agreement.

                 (b) The Company will advise the Representatives promptly of any proposal to amend or supplement the Registration Statement or the Prospectus and will afford the Representatives a reasonable opportunity to comment on any such proposed amendment or supplement; and the Company will also advise the Representatives promptly of the filing of any such amendment or supplement and of the institution by the Commission of any stop order proceedings in respect of the Registration Statement or of any part thereof and will use its reasonable best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

                 (c) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company, at its own expense, promptly will prepare and file with the Commission an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither the Representatives' consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 5.

                 (d) As soon as practicable, but not later than 16 months, after the date of each Terms Agreement, the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the later of
         (i) the effective date of the registration statement relating to the Registered Securities, (ii) the effective date of the most recent post-effective amendment to the Registration Statement to become effective prior to the date of such Terms Agreement and (iii) the date of the Company's most recent Annual Report on Form 10-K filed with the Commission prior to the date of such Terms Agreement, which will satisfy the provisions of Section 11(a) of the Act.

                 (e) The Company will furnish to the Representatives copies of the Registration Statement, including all exhibits, any related preliminary prospectus, any related preliminary prospectus supplement, and so long as delivery of a Prospectus by any Underwriter or dealer may be required under the Act, the Prospectus and all amendments and supplements to such documents, in each case as soon as available and in such quantities as are requested. The Company will pay the expenses of printing and distributing all such documents.

                 (f) The Company will arrange for the qualification of the Securities for sale and the determination of their eligibility for investment under the laws of such jurisdictions as the Representatives designate and will continue such qualifications in effect so long as required for the distribution.

                 (g) During the period of 10 years after the date of any Terms Agreement, the Company will furnish to the Representatives and, upon request, to each of the other Underwriters, if any, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Company will furnish to the Representatives (i) as soon as available, a copy of each report or definitive proxy statement of the Company filed with the Commission under the Securities Exchange Act of 1934 or mailed to stockholders, and (ii) from time to time, such other information concerning the Company as the Representatives may reasonably request.

                 (h) The Company will pay all expenses incident to the performance of its obligations under this Agreement and will reimburse the Underwriters for any expenses (including reasonable fees and disbursements of counsel) incurred by them in connection with qualification of the Registered Securities for sale and determination of their eligibility for investment under the laws of such jurisdictions as the Representatives may designate and the printing of memoranda relating thereto for any fees charged by investment rating agencies for the rating of the Securities, for the filing fee of the National Association of Securities Dealers, Inc. relating to the Registered Securities and for any expenses incurred in distributing the Prospectus, any preliminary prospectuses and any preliminary prospectus supplements to Underwriters.

                 (i) For a period beginning at the time of execution of the Terms Agreement and ending ___ days after the Closing Date, without the prior written consent of the Representatives, the Company will not offer, sell, contract to sell or otherwise dispose of any securities of the Company which are substantially similar to the Securities or securities convertible into, or exercisable or exchangeable for securities of the Company which are substantially similar to the Securities except issuances upon the conversion of securities or the exercise of warrants outstanding on the date hereof.

                 5. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Firm Securities on the First Closing Date and the Optional Securities on the Second Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company herein, to the accuracy of the statements of Company officers made pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions precedent:

                 (a) On or prior to the date of the Terms Agreement, the Representatives shall have received a letter, dated the date of delivery thereof, of Ernst & Young, confirming that they are independent auditors within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating in effect that:

                      (i) in their opinion, the consolidated financial
                 statements and any supplementary financial information and schedules audited by them and included in the Registration Statement or the Prospectus, comply in form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations, and the audited financial statements of SPR included in the Registration Statement or Prospectus comply in all material respects with Article 3-05 of Regulation S-X;

                     (ii) they have performed the procedures specified by the
                 American Institute of Certified Public Accountants for a review of interim financial information as disclosed in SAS No. 71 with respect to any unaudited financial statements and read unaudited financial data and the unaudited pro forma financial data included in such Prospectus and the unaudited financial statements from which such financial data were obtained;

                    (iii) on the basis of the procedures and reading referred
                 to in (ii) above, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included in the Prospectus and inquiries of officials of the Company and its subsidiaries who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                                  (A)  the unaudited pro forma combined
                          condensed statements of earnings and pro forma combined condensed balance sheets included in the Prospectus do not comply as to form in all material respects with the applicable requirements of Rule 11-02 of Regulation S-X of the Commission and the related published Rules and Regulations or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                                  (B)  the unaudited financial statements of
                          the Company included in such Prospectus do not comply in form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or any material modifications should be made for them to be in conformity with generally accepted accounting principles;

                                  (C)  as of a specified date not more than
                          five days prior to the date of the Terms Agreement, there was any change in the capital stock or any increase in short-term debt and current maturities of long-term debt or long-term debt of the Company and its consolidated subsidiaries or there was any decrease in consolidated net current assets or total shareholders' equity, as compared with amounts shown on the latest balance sheet of the Company included in the Prospectus; or

                                  (D)  for the period from the date of the
                          latest statement of earnings of the Company included in the Prospectus to the specified date referred to in clause (C) there were any decreases, as compared with the corresponding period of the previous year in consolidated net sales or in the total or per share amounts of consolidated earnings from continuing operations or net earnings;

                 except in all cases set forth in clauses (C) and (D) above for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter;

                     (iv) with respect to the unaudited combined condensed
                 balance sheet of TRW Automotive Aftermarket Group ("AAB") at June 30, 1992 and the unaudited combined condensed statements of earnings for the six months ended June 30, 1992 and 1991, and the unaudited combined condensed statement of cash flows for the six month period ended June 30, 1992, included in the Prospectus they have read such unaudited combined condensed financial statements and

                                  (A)  agreed the amounts contained therein
                          with the Company's accounting records as of June 30, 1992 and 1991, and for the six month periods then ended; and

                                  (B)  on September 14, 1992 inquired of
                          certain officials of AAB who have responsibility for financial and accounting matters whether such unaudited combined condensed financial statements (i) are in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited combined financial statements of AAB included in the Prospectus, and (ii) comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations and that those officials stated that such unaudited combined condensed financial statements (i) are in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements, and (ii) comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations, except that the unaudited combined condensed financial statements of AAB do not include an unaudited combined condensed statement of cash flows for the six months ended June 30, 1991 as required by generally accepted accounting principles;

                          (v) with respect to the unaudited combined condensed
                 statement of earnings of AAB for the period from January 1, 1992 to October 20, 1992 included in the Prospectus, they have read such unaudited financial statements and

                                  (A)(i) agreed the underlying unadjusted
                          amounts to the accounting records of AAB, and (ii) proved the arithmetic accuracy of the application of the adjustments made by the Company to the unaudited financial statement for it to be in conformity with generally accepted accounting principles on a basis substantially consistent with that of the audited combined financial statements of AAB; and

                                  (B)  inquired of certain officials of the
                          Company who have responsibility for financial and accounting matters of the Company and who were responsible for preparation of such unaudited combined condensed statement of earnings subsequent to the October 20, 1992 purchase of AAB by the Company whether, since October 20, 1992, anything has come to their attention that caused them to believe that such unaudited combined condensed statement of earnings (i) requires material modifications to be in conformity with generally accepted accounting principles, and (ii) complies as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations and that those officials stated that based on their knowledge such unaudited combined condensed statement of earnings (i) does not require material modifications to be in conformity with generally accepted accounting principles, and (ii) complies as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations; and

                          (vi) they have compared specified dollar amounts (or
                 percentages derived from such dollar amounts) and other financial information contained in such Prospectus (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

         All financial statements and schedules included in material incorporated by reference into such Prospectus shall be deemed included in such Prospectus for purposes of this subsection. With respect to the Company's compliance with Article 3-05 of Regulation S-X, Ernst & Young may rely on the accuracy of the audited financial statements of SPR included in such Prospectus.

                 (b) On or prior to the date of the Terms Agreement, the Representatives shall have received a letter, dated the date of delivery thereof, of Arthur Andersen & Co., confirming that they are independent auditors within the meaning of the Act and the applicable and published Rules and Regulations thereunder and stating in effect that:

                      (i) in their opinion, the financial statements
                 audited by them and included in the Registration Statement and the Prospectus, comply in form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations (except that they need not opine as to such financial statements' compliance with
                 Article 3-05 of Regulation S-X);

                     (ii) they have performed the procedures specified by the
                 American Institute of Certified Public Accountants for a review of interim financial information as disclosed in SAS No. 71 with respect to the unaudited financial statements of Sealed Power Corporation and Sealed Power Corporation of Canada, Ltd. (collectively "SPR") included in such Prospectus, and read the unaudited financial data of SPR included in such Prospectus and the unaudited financial statements from which such financial information was obtained; and

                    (iii) on the basis of the procedures and reading referred
                 to in (ii) above, inspection of the minute books of SPR since the date of the latest audited financial statements of SPR included in the Prospectus and inquiries of officials of SPR who had responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that the unaudited combined condensed statement of assets and liabilities of SPR at September 30, 1993 and the unaudited combined condensed statements of revenues and expenses for the nine months ended September 30,

                 1993, and 1992, and the unaudited combined condensed statement of cash flows for the nine months ended September 30, 1993 do not comply in form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or any material modifications should be made for them to be in conformity with generally accepted accounting principles;

                    (iv) they have compared specified dollar amounts (or
                 percentages derived from such dollar amounts) and other financial information contained in such Prospectus (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of SPR subject to the internal controls of SPR's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

         All financial statements and schedules included in material incorporated by reference into such Prospectus shall be deemed included in such Prospectus for purposes of this subsection. Arthur Andersen & Co. may note that the audited financial statements of SPR included in such Prospectus have been prepared for the purpose of complying with the applicable accounting requirements of the Act and the related published Rules and Regulations for filing with the Commission pursuant to the Agreement of Purchase and sale between SPX Corporation ("SPX") and Federal-Mogul Corporation, dated as of September 15, 1993, and that such financial statements are not intended to be a complete presentation of SPR's assets, liabilities, equity, revenues, expenses and cash flows. In addition, they may note that SPR's operations reflected in the financial statements of SPR included in such Prospectus represent SPX's operations that marketed and distributed replacement engine and under vehicle parts in the United States and Canada, and that the operating results as presented in such financial statements do not include any costs associated with financing such operations or charges for certain administrative and management functions provided centrally by SPX and that, as a result, such financial statements may not necessarily reflect the combined income that would have resulted if SPR's operations had been conducted on an independent basis.

                 (c) The Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 4(a) of this Agreement. Prior to such Closing Date, no stop order suspending the effectiveness of the Registration Statement or of any part thereof shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company or any Underwriter, shall be contemplated by the Commission.

                 (d) Subsequent to the execution of the Terms Agreement, there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting particularly the business or properties of the Company or its subsidiaries which, in the judgment of a majority in interest of the Underwriters, including any Representatives, materially impairs the investment quality of the Securities or the Registered Securities; (ii) any downgrading in the rating of any debt securities or preferred stock of the Company by either Standard & Poor's Corporation or Moody's Investors Services, Inc., or any public announcement that any such organization has under surveillance or review its rating of any debt securities or preferred stock of the Company for possible downgrading; (iii) any suspension or limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by Federal or New York authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of a majority in interest of the Underwriters, including any Representatives, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the sale of and payment for the Securities.

                 (e) The Representatives shall have received an opinion, dated such Closing Date, of George N. Bashara,

         Jr., General Counsel of the Company, to the effect that:

                                (i) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Michigan, with corporate power and authority to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in each jurisdiction in which it owns or leases substantial properties or in which the conduct of its business requires such qualification and in which the consequences of a failure to so qualify would have a material adverse effect on the properties or business of the Company and its subsidiaries taken as a whole;

                               (ii) The Preferred Stock Shares delivered on such Closing Date have been duly authorized; the Preferred Stock Shares other than any Contract Securities have been validly issued and are fully paid and nonassessable; any Preferred Stock Shares to be sold pursuant to Delayed Delivery Contracts, when issued, delivered and sold pursuant to such Delayed Delivery Contracts, will be validly issued, fully paid and nonassessable; and the Securities other than any Contract Securities conform, and any Contract Securities, when so issued, delivered and sold, will conform, to the description thereof contained in the Prospectus; and the stockholders of the Company have no preemptive rights with respect to the Securities;

                              (iii) If applicable, the shares of common stock, without par value ("Common Stock"), of the Company, initially issuable upon conversion or exchange of the Securities have been duly authorized and reserved for issuance upon such conversion or exchange and, when issued upon such conversion or exchange, will be validly issued, fully paid and nonassessable; the outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and nonassessable and conform to the description thereof contained in the Prospectus; and the stockholders of the Company have no preemptive rights with respect to the shares of Common Stock into which the Securities are convertible or exchangeable;

                               (iv)  There are no contracts, agreements or
                 understandings known to such counsel between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

                                (v)  No consent, approval, authorization or
                 order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by the Terms Agreement (including the provisions of this Agreement) in connection with the issuance or sale of the Securities by the Company, except such as have been obtained and made under the Act and such as may be required under state securities laws;

                               (vi) The execution, delivery and performance of the Terms Agreement (including the provisions of this Agreement) and any Delayed Delivery Contracts and the issuance and sale of the Securities and compliance with the terms and provisions thereof will not result in a breach or violation of any of the terms and provisions, of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court having jurisdiction over the Company or any subsidiary of the Company or any of their properties, or any agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject, or the charter or by-laws of the Company or any such subsidiary, and the Company has full power and authority to authorize, issue and sell the Securities as contemplated by the Terms Agreement (including the provisions of this Agreement);

                              (vii)  The Registration Statement has become
                 effective under the Act, the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or of any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act, and the registration statement relating to the Registered Securities, as of its effective date, the Registration Statement and the Prospectus, as of the date of the Terms Agreement, and any amendment or supplement thereto, as of their respective dates, complied as to form in all material respects with the requirements of the Act and the Rules and Regulations; such counsel has no reason to believe that such registration statement, as of its effective date, the Registration Statement or any amendments or supplements thereto, as of its date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendments or supplements thereto, as of their respective dates, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; the descriptions in the Registration Statement and Prospectus of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; and such counsel does not know of any legal or governmental proceedings required to be described in the Prospectus which are not described as required or of any contracts or documents of a character required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement which are not described and filed as required; it being understood that such counsel need express no opinion as to the financial statements or other financial data contained in the Registration Statement or the Prospectus;

                             (viii)  The Terms Agreement (including the
                 provisions of this Agreement) and any Delayed Delivery Contracts have been duly authorized, executed and delivered by the Company; and

                               (ix)  The Deposit Agreement has been duly
                 authorized, executed and delivered by the Company, and constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Depositary Receipts have been duly issued in accordance with the Deposit Agreement, and the persons in whose names the Depositary Receipts are registered will be entitled to the rights specified in the Depositary Receipts and in the Deposit Agreement.

                 If applicable, such counsel shall also state that such counsel has been advised by the New York Stock Exchange that the Securities have been duly authorized for listing, subject to official notice of issuance, on the New York Stock Exchange.

                 (f) The Representatives shall have received an opinion, dated such Closing Date, of Wachtell, Lipton, Rosen & Katz, counsel for the Company, to the effect that:

                        (i) The Securities other than any Contract Securities conform, and any Contract Securities, when issued, delivered and sold pursuant to Delayed Delivery Contracts, will conform to the description thereof contained in the Prospectus;

                       (ii) Under the laws of the State of New York and federal law, no consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by the Terms Agreement (including the provisions of this Agreement) in connection with the issuance or sale of the Securities by the Company, except such as have been obtained and made under the Act and such as may be required under state securities laws;

                      (iii) To the knowledge of such counsel, under the laws of the State of New York and federal law, the execution, delivery and performance of the Terms Agreement (including the provisions of this Agreement) and any Delayed Delivery Contracts and the issuance and sale of the Securities and compliance with the terms and provisions thereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court having jurisdiction over the Company or any of its properties, or any agreement or instrument to which the Company is a party, or by which the Company is bound, or to which any of the properties of the Company is subject, or the charter or by-laws of the Company, and the Company has full power and authority to authorize, issue and sell the Securities as contemplated by the Terms Agreement (including the provisions of this Agreement);

                       (iv) To the extent applicable, such counsel has reviewed the information in the Prospectus under the caption "Certain Federal Income Tax Considerations" and to the extent they constitute matters of law or legal conclusion, they are accurate in all material respects; and

                        (v) The Registration Statement has become effective under the Act, the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein, and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or of any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act, and the registration statement relating to the Registered Securities, as of its effective date, the Registration Statement and the Prospectus, as of the date of the Terms Agreement, and any amendment or supplement thereto, as of their respective dates, complied as to form in all material respects with the requirements of the Act and the Rules and Regulations; such counsel have no reason to believe that such registration statement, as of its effective date, the Registration Statement, or any amendments or supplements thereto, as of its date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendments or supplements thereto, as of their respective dates, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; it being understood that such counsel need express no opinion as to the financial statements or other financial data contained in the Registration Statement or the Prospectus;

                       (vi) The Terms Agreement (including the provisions of this Agreement) and any Delayed Delivery Contracts have been duly authorized, executed and delivered by the Company; and

                      (vii) The Deposit Agreement has been duly authorized, executed and delivered by the Company, and constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Depositary Receipts have been duly issued in accordance with the Deposit Agreement, and the persons in whose names the Depositary Receipts are registered will be entitled to the rights specified in the Depositary Receipts and in the Deposit Agreement.

                 In rendering such opinion, Wachtell, Lipton, Rosen & Katz may rely as to all matters governed by Michigan laws upon the opinion of George N. Bashara, Jr. referred to above (provided that they shall state that they believe that the Underwriters are justified in relying upon such opinion).

                 (g) The Representatives shall have received an opinion from counsel for the Depositary, dated such Closing Date, to the effect that the Deposit Agreement has been duly authorized, executed and delivered by the Depositary and constitutes a valid and legally binding obligation of the Depositary, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Depositary Receipts, when issued in accordance with the Deposit Agreement against the deposit of duly authorized, validly issued, fully paid and nonassessable Shares, will be validly issued and the persons in whose names the Depositary Receipts are registered will be entitled to the rights specified in the Depositary Receipts and in the Deposit Agreement.

                 (h) The Representatives shall have received from Sullivan & Cromwell, counsel for the Underwriters, such opinion or opinions, dated such Closing Date, with respect to the incorporation of the Company, the validity of the Securities, the Registration Statement, the Prospectus and other related matters as they may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters. In rendering such opinion, Sullivan & Cromwell may rely as to the incorporation of the Company and all other matters governed by Michigan law upon the opinion of George N. Bashara, Jr. referred to above.

                 (i) The Representatives shall have received a certificate, dated such Closing Date, of the President or any Vice- President and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that the representations and warranties of the Company in this Agreement are true and correct, that the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date, that no stop order suspending the effectiveness of the Registration Statement or of any part thereof has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission and that, subsequent to the date of the most recent financial statements in the Prospectus, there has been no material adverse change in the financial position or results of operation of the Company and its subsidiaries except as set forth in or contemplated by the Prospectus or as described in such certificate.

                 (j) The Representatives shall have received a letter, dated such Closing Date, of Ernst & Young, which reconfirms the matters set forth in their letter delivered pursuant to subsection (a) of this Section and states in effect that:

                        (i) in their opinion, any financial statements and any supplementary financial information or schedules audited by them and included in the Registration Statement or the Prospectus and not covered by their letter delivered pursuant to subsection (a) of this Section comply in form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

                       (ii) they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as disclosed in SAS No. 71 with respect to any unaudited financial statements and read any unaudited financial data and unaudited pro forma financial data included in such Prospectus and not covered by their letter delivered pursuant to subsection (a) of this Section;

                      (iii) on the basis of the procedures and reading referred to in (ii) above, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included in the Prospectus and inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                          (A) the unaudited pro forma combined condensed statements of earnings and pro forma combined condensed balance sheets, if any, included in the Prospectus and not covered by their letter delivered pursuant to subsection (a) of this Section do not comply as to form in all material respects with the applicable requirements of Rule 11-02 of Regulation S-X of the Commission and the related published Rules and Regulations or the pro forma adjustments have not been properly applied to the historical amounts in compilation of those statements.

                          (B) the unaudited financial statements, if any, included in the Prospectus and not covered by their letter delivered pursuant to subsection (a) of this Section do not comply in form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or any material modifications should be made for them to be in conformity with generally accepted accounting principles;

                          (C) as of a date not more than five days prior to such Closing Date, there was any change in the capital stock or any increase in short-term debt and current maturities of long-term debt or long-term debt of the Company and its consolidated subsidiaries or there was any decrease in consolidated net current assets or total shareholders' equity, as compared with amounts shown on the latest balance sheet of the Company included in the Prospectus; or

                          (D) for the period from the date of the latest statement of earnings of the Company included in the Prospectus to the specified date referred to in clause (C) there were any decreases, as compared with the corresponding period of the previous year, in consolidated net sales, or in the total or per share amounts of consolidated earnings from continuing operations or net earnings or in the ratio of earnings to fixed charges and preferred stock dividends combined;

                 except in all cases set forth in clauses (C) and (D) above for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                      (iv) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information included in the Prospectus and not covered by their letter delivered pursuant to subsection (a) of this Section (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

         All financial statements and schedules included in material incorporated by reference into the Prospectus shall be deemed included in the Prospectus for the purposes of this subsection.

The Company will furnish the Representatives with such conformed copies of such opinions, certificates, letters and documents as they reasonably request.

                 6. Indemnification and Contribution. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus or preliminary prospectus supplement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives, if any, specifically for use therein.

                 (b) Each Underwriter will severally indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus or preliminary prospectus supplement, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives, if any, specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred.

                 (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

                 (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

                 (e) The obligations of the Company under this Section shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed the Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

                 7. Default of Underwriters. If any Underwriter or Underwriters default in their obligations to purchase Securities under the Terms Agreement on either the First or Second Closing Date and the aggregate number of shares of the Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of shares of the Securities that the Underwriters are obligated to purchase on such Closing Date, the Representatives may make arrangements satisfactory to the Company for the purchase of such Securities by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments under this Agreement and the Terms Agreement, to purchase the Securities that such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of shares of the Securities with respect to which such default or defaults occur exceeds 10% of the total number of shares of the Securities that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to the Representatives and the Company for the purchase of such Securities by other persons are not made within 36 hours after such default, such Terms Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company, except as provided in Section 8 (provided that if such default occurs with respect to the Optional Securities after the First Closing Date, this Agreement will not terminate as to the Firm Securities). As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default. The respective commitments of the several Underwriters for the purposes of this Section shall be determined without regard to reduction in the respective Underwriters' obligations to purchase the numbers of shares of the Securities set forth opposite their names in the Terms Agreement as a result of Delayed Delivery Contracts entered into by the Company.

                 The foregoing obligations and agreements set forth in this Section will not apply if the Terms Agreement specifies that such obligations and agreements will not apply.

                 8. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the Company or any of their respective representatives, officers or directors or any controlling person and will survive delivery of and payment for the Securities. If the Terms Agreement is terminated pursuant to Section 7 or if for any reason the purchase of the Securities by the Underwriters under the Terms Agreement is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 4 and the respective obligations of the Company and the Underwriters pursuant to Section 6 shall remain in effect and if any Securities have been purchased hereunder, the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect. If the purchase of the Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 7 or the occurrence of any event specified in clause (iii), (iv) or (v) of Section 5(c), the Company will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Securities.

                 9. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to them at their addresses furnished to the Company in writing for the purpose of communications hereunder or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 26555 Northwestern Highway, Southfield, Michigan 48034, Attention: George N. Bashara, Jr.

                10. Successors. This Agreement will inure to the benefit of and be binding upon the Company and such Underwriters as are identified in Terms Agreements and their respective successors and the officers and directors and controlling persons referred to in Section 6, and no other person will have any right or obligation hereunder.

                11. Applicable Law. This Agreement and the Terms Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to the choice of law provisions thereof.

                           FEDERAL-MOGUL CORPORATION
                                  ("Company")


                                Preferred Stock


                                TERMS AGREEMENT



                                                              ____________, 19__


Federal-Mogul Corporation
26555 Northwestern Highway
Southfield, Michigan 48034


Attention:

Dear Sirs:

                 [On behalf of the several Underwriters named in Schedule A hereto and for their respective accounts, we -- We] offer to purchase, on and subject to the terms and conditions of the Underwriting Agreement filed as an exhibit to the Company's registration statement on Form S-3 (No. 33-51265) ("Underwriting Agreement"), the following securities ("Securities") on the following terms:

                 Title:

                 [Date of Board Resolution and Committees thereof, if any, Establishing the Shares: _____________, 19__]

                 Number of Firm Securities:

                 Maximum Number of Optional Securities:

                 Dividend Rate:

                 Dividend Payment Dates:

                 Dividend Rights:  [Non-]cumulative, [deferred]

                 Voting Rights:

                 Redemption Provisions:

                 Liquidation Rights:

                 Pre-emptive, Exchange or Conversion Rights:

                 Sinking Fund:

                 Terms of Depositary Shares:

                 [Other Terms]

                 Delayed Delivery Contracts: [None.] [Delivery Date[s] shall be _____________, 19__. Underwriters' fee is $____ per share of the Contract Securities.]

                 Purchase Price: $______ per share plus accrued dividends[, if any,] from _______________, 19__.

                 Expected Reoffering Price: $_____ per share, subject to change by the undersigned.

                 Closing:  ____________A.M. on ________________, 19______, at
_______________, in New York Clearing House (next day) funds.

                 (1)Underwriter[s']['s] Compensation: $____, payable to the [Representative[s] for the proportionate accounts of the] Underwriter[s] on the Closing Date.

                 [Name[s] and Address[es] of Representative[s]:]

                 The respective numbers of shares of the Securities to be purchased by each of the Underwriters are set forth opposite their names in Schedule A hereto.

                 [If appropriate, insert--It is understood that we may, with your consent, amend this offer to add additional Underwriters and reduce the number of shares to be purchased by the Underwriters listed in Schedule A hereto by the number of shares to be purchased by such additional
Underwriters.]

                 The provisions of the Underwriting Agreement are incorporated herein by reference [If appropriate, insert--, except that the obligations and agreements set forth in Section 7 ("Default of Underwriters") of the Underwriting Agreement shall not apply to the obligations of the Underwriters to purchase the above Securities].






- -----------
(1) Include if purchase is at public offering price and compensation payable separately.

                 The Securities will be made available for checking and packaging at the office of _________ at least 24 hours prior to the Closing Date.

                 [Please signify your acceptance of our offer by signing the enclosed response to us in the space provided and returning it to us.]

                 [Please signify your acceptance of the foregoing by return wire not later than __P.M. today.]

                                           Very truly yours,

                                           [Lead Underwriter]
                                           [Insert name(s) of other Rep-
                                           resentatives or Underwriters]
                                           [On behalf of--themselves--
                                           itself--and as Representa-
                                           tive[s] of the Several] [As]
                                           Underwriter[s]

                                           [By ______________________________]



                                               By __________________________
                                                              [Insert Title]

                                   SCHEDULE A

                                                                    Number of
                 Underwriter                                         Shares
                 -----------                                         ------

- ------------------------------------------   . . . . . . . . . .

                                                                    ---------

                                   Total     . . . . . . . . . .
                                                                    ---------
                                                                    ---------

To:  [Lead Underwriter]
     [Insert name(s) of other Representatives or Underwriter]
       As [Representative[s] of the Several] Underwriter[s],
         [c/o [address],]

         We accept the offer contained in your [letter] [wire], dated _________, 19__, relating to _______ shares of our [Insert title of Securities]. We also confirm that, to the best of our knowledge after reasonable investigation, the representations and warranties of the undersigned in the Underwriting Agreement filed as an exhibit to the undersigned's registration statement on Form S-3 (No. 33-51265) ("Underwriting Agreement") are true and correct, no stop order suspending the effectiveness of the Registration Statement (as defined in the Underwriting Agreement) or of any part thereof has been issued and no proceedings for that purpose have been instituted or, to the knowledge of the undersigned, are contemplated by the Securities and Exchange Commission and, subsequent to the respective dates of the most recent financial statements in the Prospectus (as defined in the Underwriting Agreement), there has been no material adverse change in the financial position or results of operations of the undersigned and its subsidiaries except as set forth in or contemplated by the Prospectus.

                                           Very truly yours,

                                           FEDERAL-MOGUL CORPORATION


                                           By  _________________________
                                                          [Insert Title]

                                                                         ANNEX I


                (Three copies of this Delayed Delivery Contract
                  should be signed and returned to the address
                   shown below so as to arrive not later than
                          9:00 A.M., New York time, on
                         ________________ ___, 19__*.)



                           DELAYED DELIVERY CONTRACT

                                                        [Insert date of
                                                        initial public
                                                        offering]



Federal-Mogul Corporation
         c/o [Lead Underwriter]
                 [                  ]
                 [                  ]
                 Attention:  [Insert name of
                             Corporate Finance Officer]


Gentlemen:

                 The undersigned hereby agrees to purchase from Federal-Mogul Corporation, a Michigan corporation ("Company"), and the Company agrees to sell to the undersigned, [If one delayed closing, insert--as of the date hereof, for delivery on ______________, 19__ ("Delivery Date"),]

                             ______________ shares

of the Company's [Insert title of securities] ("Securities"), offered by the Company's Prospectus dated __________, 19__ and a Prospectus Supplement dated __________, 19__ relating thereto, receipt of copies of which is hereby acknowledged, at $___ per share plus accrued dividends, if any,--and on the further terms and conditions set forth in this Delayed Delivery Contract ("Contract").






- -----------
* Insert date which is third full business day prior to Closing Date under the Terms Agreement.

                 [If two or more delayed closings, insert the following:

                 The undersigned will purchase from the Company as of the date hereof, for delivery on the dates set forth below, Securities in the amounts set forth below:


                                                        Number
                             Delivery Date            of Shares
                             -------------            ---------

                          ---------------------       -----------

                          ---------------------       -----------


Each of such delivery dates is hereinafter referred to as a Delivery Date.]

                 Payment for the Securities that the undersigned has agreed to purchase for delivery on--the--each--Delivery Date shall be made to the Company or its order by certified or official bank check in New York Clearing House (next day) funds at the office of ____________________ at ______.M.
on--the--such--Delivery Date upon delivery to the undersigned of the Securities to be purchased by the undersigned--for delivery on such Delivery Date--in definitive form and in such denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than five full business days prior to--the--such--Delivery Date.

                 It is expressly agreed that the provisions for delayed delivery and payment are for the sole convenience of the undersigned; that the purchase hereunder of Securities is to be regarded in all respects as a purchase as of the date of this Contract; that the obligation of the Company to make delivery of and accept payment for, and the obligation of the undersigned to take delivery of and make payment for, Securities on--the--each--Delivery Date shall be subject only to the conditions that (1) investment in the Securities shall not at--the--such--Delivery Date be prohibited under the laws of any jurisdiction in the United States to which the undersigned is subject and (2) the Company shall have sold to the Underwriters the total number of shares of the Securities less the number of shares thereof covered by this and other similar Contracts. The undersigned represents that its investment in the Securities is not, as of the date hereof, prohibited under the laws of any jurisdiction to which the undersigned is subject and which governs such investment.

                 Promptly after completion of the sale to the Underwriters the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by copies of the opinions of counsel for the Company delivered to the Underwriters in connection therewith.

                 This Contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

                 It is understood that the acceptance of any such Contract is in the Company's sole discretion and, without limiting the foregoing, need not be on a first-come, first-served basis. If this Contract is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below.

This will become a binding contract between the Company and the undersigned when such counterpart is so mailed or delivered.

                                           Yours very truly,



                                           _____________________________
                                                 (Name of Purchaser)


                                           By _________________________


                                              _________________________
                                                 (Title of Signatory)

                                              _________________________

                                              _________________________
                                                (Address of Purchaser)



Accepted, as of the above date.


FEDERAL-MOGUL CORPORATION


           By _____________________
                     [Insert Title]